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                                                                    EXHIBIT 23.2


                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-50801) of our report dated September 24, 1997 included in Synetic, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and to all references to our Firm in this registration statement.



                                        ARTHUR ANDERSEN LLP



New York, New York
July 6, 1998